UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 28, 2019

Date of Report (Date of earliest event reported)

Fidelity Southern Corporation

(Exact name of registrant as specified in its charter)

Georgia	001-34981	58-1416811
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

3490 Piedmont Road, Suite 1550

Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 639-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	LION	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K (this “Report”) is being filed in connection with the consummation on July 1, 2019 of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 17, 2018 (the “Merger Agreement”), by and between Fidelity Southern Corporation, a Georgia corporation (“Fidelity”), and Ameris Bancorp, a Georgia corporation (“Ameris”), including the merger of Fidelity with and into Ameris (the “Merger”), with Ameris surviving the Merger.

Item 2.01	Completion of an Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 3.01 of this Report is incorporated herein by reference.

On July 1, 2019, pursuant to the terms of the Merger Agreement, Fidelity merged with and into Ameris, with Ameris surviving the Merger. Immediately following the Merger, Fidelity’s wholly owned bank subsidiary, Fidelity Bank, merged with and into Ameris’s wholly owned bank subsidiary, Ameris Bank (the “Bank Merger”), with Ameris Bank surviving the Bank Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of Fidelity (“Fidelity Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares that were by held by Fidelity as treasury shares or by Ameris or any wholly owned subsidiary of Ameris or Fidelity immediately prior to the Effective Time, subject to certain customary exceptions, which were cancelled in the Merger) was converted into the right to receive 0.80 shares (the “Exchange Ratio”) of common stock, par value $1.00 per share, of Ameris (“Ameris Common Stock”). No fractional shares of Ameris Common Stock were issued in the Merger, and Fidelity’s shareholders became entitled to receive cash in lieu of fractional shares.

Further, pursuant to the terms of the Merger Agreement, at the Effective Time, (i) each outstanding Fidelity restricted stock award fully vested and was cancelled and converted into the right to receive 0.80 shares of Ameris Common Stock for each share of Fidelity Common Stock underlying such award and (ii) each outstanding Fidelity stock option fully vested and was converted automatically into an option to purchase shares of Ameris Common Stock, with the number of underlying shares and per share exercise price of such option adjusted to reflect the Exchange Ratio.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this Report as Exhibit 2.1 and is incorporated into this Report by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 1, 2019, Fidelity notified the NASDAQ Stock Market (“NASDAQ”) that the Merger had been completed and requested that NASDAQ (i) suspend trading of the Fidelity Common Stock on NASDAQ effective as of July 1, 2019, (ii) withdraw the Fidelity Common Stock from listing on NASDAQ and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting and deregistration of the Fidelity Common Stock under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, Fidelity intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Fidelity Common Stock and the suspension of Fidelity’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this Report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of Fidelity immediately prior to the completion of the Merger ceased to have any rights as shareholders of Fidelity other than the right to receive the merger consideration in accordance with the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2019, effective upon the consummation of the Merger, Fidelity’s directors and executive officers ceased serving in such capacities.

On June 28, 2019, Fidelity approved amendments to the agreements governing stock option awards that are held by its employees (including the named executive officers) and non-employee directors. The amendments applicable to employees provide that, if the holder’s employment is terminated without cause, due to death or disability or for good reason (provided that good reason protections were included in the award agreement prior to amendment) following the Effective Time, the holder will be entitled to exercise his or her vested options until the earlier of (a) the second anniversary of the date of termination (or any longer period specified in the plan or agreement governing such option) and (b) the original expiration date of such option to the same extent as if the holder had remained employed for the full term thereof. The amendments applicable to non-employee directors provide that, following the holder’s separation from service, the holder will be entitled to exercise his or her vested options until the original expiration date of such option to the same extent as if the holder had continued providing services for the full term thereof.

Item 8.01	Other Events.

On July 1, 2019, Ameris issued a press release announcing the completion of the Merger, a copy of which is attached to this Report as Exhibit 99.1 and incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

2.1	Agreement and Plan of Merger, dated as of December 17, 2018, by and between Ameris Bancorp and Fidelity Southern Corporation (incorporated by reference to Exhibit 2.1 to Fidelity Southern Corporation’s Current Report on Form 8-K filed on December 17, 2018).*

99.1	Press release, dated July 1, 2019

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: July 1, 2019